UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported) September 24, 2012

CONSOLIDATED GEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-53735	27-0267587
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

580 St. Kilda Road - Level 8, Melbourne, Victoria, Australia 3004
(Address of principal executive offices)(Zip Code)

61-3-8532-2800
(Registrant's telephone number, including area code)

Electrum International, Inc.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 24, 2012, Electrum International, Inc., a Delaware corporation  (the “Company”) filed an amendment (the “Amendment”) to the Company’s certificate of incorporation, as amended (the “Certificate”), reflecting a change in the Company’s name to “Consolidated Gems, Inc.”  The Amendment was approved by written consent of the Company’s shareholders.  Effective as of October 1, 2012, the Company’s trading symbol on the over-the-counter market shall be changed to CGEM.

A copy of the Amendment is attached to this Current Report on Form 8-K as Exhibit 99.1 and is hereby incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits
Exhibit 99.1:	Amendment to Certificate of Incorporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSOLIDATED GEMS, INC.

		By:	/s/ Peter Lee
		Name:	Peter Lee
		Title:	CFO & Secretary

Date:	September 27, 2012